LONG-TERM INVESTMENTS	12 Months Ended
Dec. 31, 2011
LONG-TERM INVESTMENTS
10.	LONG-TERM INVESTMENTS

In January 2008, the Company acquired 9.87% equity interest of HiU! Media, a company providing residential community advertising network and marketing solutions in China, for $1.5 million of cash. As the Company had no significant influence over HiU! Media, this investment was accounted for using the cost method.

Since the completion of this investment, HiU! Media has been in a continuous loss-making position and has failed to create the type of profit-generating business that was contemplated at the time of the Company's investment. As a result, the Company recorded a full impairment loss in the year ended December 31, 2009 since it does not expect any positive cash flows from the investment in HiU! Media in the future and has no intention to hold this investment for recovery.

In July 2008, the Company acquired 19.9% equity interest in Xin Chuang Hang Yuan Technology Co. Ltd. ("XCHY"), a company providing discount e-coupons on mobile phones and Internet in China, for $1,464,118 of cash. As the Company had no significant influence on XCHY, this investment was accounted for using the cost method.

Since the completion of this investment, XCHY has been in a continuous loss-making position and the Company was unable to create any value-generating synergies with XCHY for its wireless internet services as expected at the time of the Company's investment. As a result, the Company recorded a full impairment loss in the year ended December 31, 2010 since it does not expect any positive cash flows from the investment in XCHY in the future and has no intention to hold this investment for recovery.